Aston Funds

ASTON/Optimum Mid Cap Fund (the “Fund”)

Supplement dated April 1, 2011 to the Prospectus dated March 1, 2011 for the Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 1, 2011 for the Fund (the “Summary Prospectus,”) (together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses.  Keep it for future reference.

CHANGE IN SUBADVISER AND FUND NAME

Fairpointe Capital LLC (“Fairpointe Capital”) has been appointed as a subadviser to ASTON/Optimum Mid Cap Fund (the “Fund”).  Thyra E. Zerhusen, the Fund’s portfolio manager since May 1999, founded Fairpointe Capital, and it is expected that all members of the portfolio management team will continue to manage the Fund’s portfolio at Fairpointe Capital.  The appointment of Fairpointe Capital will take effect on the date when the portfolio management team leaves Optimum Investment Advisors, LLC and joins Fairpointe Capital, which is expected to be on or about April 30, 2011 (the “Effective Date”).  It is intended that all of the assets of the Fund will be allocated to Fairpointe Capital for management as of the Effective Date, and the current Sub-Investment Advisory Agreement with Optimum Investment Advisors, LLC will be terminated in accordance with its terms.  The Fund intends to change its name to ASTON/Fairpointe Mid Cap Fund as of the Effective Date.

There is no change in the Fund’s portfolio management team or its current investment objective, principal investment strategies or management fees.

As of the Effective Date, the following information replaces the information in the Prospectus relating to the Fund’s subadviser:

Fairpointe Capital LLC
Fairpointe Capital LLC is located at One North Franklin, Suite 3300, Chicago, Illinois 60606.  Fairpointe Capital is a newly registered investment adviser and its founder and majority owner is Thyra E. Zerhusen.  The firm provides investment advisory services to investment companies, individuals, institutions and managed account programs.  Fairpointe Capital is recently organized and has no operating history.  However, Ms. Zerhusen has managed the Fund since May 1999.

For more information, please call Aston Funds:  800 992-8151 or visit our Web site at www.astonfunds.com

SUPMID311